Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.	PETITION DATE:	3/8/2015
CASE NUMBER:	15-10336, 15-10337, 15-10338	DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE:	TBD	DIVISION:	Austin, TX

MONTHLY OPERATING REPORT SUMMARY: May 2015

MONTH	March	April	May
REVENUES (MOR-6)	1,480,932	1,555,902	1,757,039	0.00	0.00	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	-1,895,084	-2,056,316	-1,201,815	0.00	0.00	0.00
NET INCOME (LOSS) (MOR-6)	-4,005,651	-3,956,990	-3,102,284	0.00	0.00	0.00
PAYMENTS TO INSIDERS (MOR-9)	132,323	132,323	132,323	0.00	0.00	0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	155,574	647,939	253,402	0.00	0.00	0.00

TOTAL DISBURSEMENTS (MOR-7)	2,011,362	3,029,927	2,477,842	0.00	0.00	0.00

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	03-03-2016
LIABILITY	YES (X) NO ( )	10-31-2015
VEHICLE	YES (X) NO ( )	01-15-2016
WORKER’S	YES (X) NO ( )	03-03-2016
OTHER	YES (X) NO ( )	02-01-2016

CIRCLE ONE
Are all accounts receivable being collected within terms?		No
Are all post-petition liabilities, including taxes, being paid within terms?		No
Have any pre-petition liabilities been paid?		No
If so, describe: Certain payments were made pursuant to First Day Orders
Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?	Yes
If so, describe ________________________
Are all U.S. Trustee Quarterly Fee Payments current?		No
What is the status of your Plan of Reorganization? The Debtors have not yet filed a Plan of Reorganization

ATTORNEY NAME:	Kenric Kattner
FIRM NAME:	HaynesBoone
ADDRESS:	1221 McKinney St
ste 2100
CITY, STATE, ZIP:	Houston, TX 77010
TELEPHONE/FAX:	713 547-2518

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	/s/ Donald R. Martin	TITLE:	Chief Restructuring Officer

(ORIGINAL SIGNATURE)
Donald R. Martin			6/19/2015
(PRINT NAME OF SIGNATORY)			DATE

MOR-1

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

	COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH	MONTH	MONTH
CURRENT ASSETS
Cash	$1,486,590	$2,928,419	$1,363,035	$1,503,615
Accounts Receivable, Net	$2,658,690	$2,518,985	$2,832,217	$3,170,218
Inventory: Lower of Cost or Market	$0	$0	$0	$0
Prepayments and other current assets	$2,230,279	$2,132,489	$1,807,853	$1,513,038
Investments	$0	$0	$0	$0
Other	$0	$0	$0	$0

TOTAL CURRENT ASSETS	$6,375,559	$7,579,893	$6,003,105	$6,186,871	0.00	0.00	0.00

PROPERTY, PLANT & EQUIP. @ COST	$309,570,864	$309,894,751	$309,813,772	$310,036,043
Less Accumulated Depreciation	($121,044,287)	($121,828,545)	($122,431,539)	($123,005,437)
NET BOOK VALUE OF PP & E	$188,526,577	$188,066,206	$187,382,233	$187,030,606	0.00	0.00	0.00
OTHER ASSETS
1. Deferred Financing Costs	$866,738	$787,317	$707,896	$628,475
2. Other Assets	$2,254,125	$2,254,136	$2,254,136	$2,254,159

TOTAL ASSETS	$198,022,999	$198,687,552	$196,347,370	$196,100,111	$0.00	$0.00	$0.00

*	Per unaudited financial statements prepared by management

MOR-2

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

	COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S EQUITY	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH	MONTH	MONTH
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		3,693,160	4,381,306.40	5,713,119
PRE-PETITION LIABILITIES
Notes Payable - Secured	111,689,964	112,466,917	113,215,215	114,025,145
Priority Debt	0	0	0	0
Federal Income Tax	0	0	0	0
FICA/Withholding	0	0	0	0
Unsecured Debt	16,514,901	16,599,095	16,480,870	16,873,376
Other	22,548,485	22,744,889	22,941,293	23,160,767
TOTAL PRE-PETITION LIABILITIES	150,753,350	151,810,900	152,637,378	154,059,287	0	0	0

TOTAL LIABILITIES	150,753,350	155,504,061	157,018,684	159,772,406	0	0	0

OWNER’S EQUITY (DEFICIT)
COMMON STOCK	74,009	74,009	74,009	74,009
TREASURY STOCK	(339,790)	(339,790)	(339,790)	(339,790)
ADDITIONAL PAID-IN CAPITAL	180,653,012	180,572,505	180,674,690	180,775,993
RETAINED EARNINGS: Filing Date	(133,117,582)	(137,123,233)	(141,080,223)	(144,182,507)
RETAINED EARNINGS: Post Filing Date					0	0	0

TOTAL OWNER’S EQUITY (NET WORTH)	47,269,649	43,183,491	39,328,686	36,327,705	0	0	0

TOTAL LIABILITIES & OWNERS EQUITY	198,022,999	$198,687,552	$196,347,370	$196,100,111	0	0	0

*	Per unaudited financial statements prepared by management.

MOR-3

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	682,803	972,956	294,632
TAX PAYABLE
Federal Payroll Taxes	0.00	0.00	0.00
State Payroll Taxes	0.00	0.00	0.00
Ad Valorem Taxes	0.00	0.00	0.00
Other Taxes	0.00	0.00	0.00
TOTAL TAXES PAYABLE	0.00	0.00	0.00	0	0	0
SECURED DEBT POST-PETITION	3,000,000	3,000,000	3,960,000
ACCRUED INTEREST PAYABLE	10,357	17,711	21,174
ACCRUED PROFESSIONAL FEES*	0.00	390,640	1,437,312
OTHER ACCRUED LIABILITIES
1.
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,693,160	$4,381,306	$5,713,119	0	0	0

*	Reflects accrued but unpaid professional fees; payment requires court approval

MOR-4

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

AGING OF POST-PETITION LIABILITIES

MONTH May 2015

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	185,089	185,089
31-60	1,758	1,758
61-90	107,785	107,785
91+	0	0

TOTAL	$294,632	$294,632	$0	$0	$0	$0

AGING OF ACCOUNTS RECEIVABLE*

MONTH	March 2015	April 2015	May 2015
0-30 DAYS	-52,353	101,472	97,083
31-60 DAYS	133,772	-49,058	26,421
61-90 DAYS	2,493	122,674	18,044
91+ DAYS	25,398	26,494	58,442

TOTAL	$109,310	$201,581	$199,990	$0	$0	$0

*	Dune’s Acounts Receivable accounts do not represent any Oil and Gas production that has not been sold.

MOR-5

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	0	0	0				0
TOTAL COST OF REVENUES	0	0	0				0
GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0				0
General & Administrative	0	325	0				325
Other	0	0	0				0
TOTAL OPERATING EXPENSES	0	325	0	0	0	0	325
INCOME BEFORE INT, DEPR/TAX (MOR-1)	0	-325	0	0	0	0	-325
INTEREST EXPENSE	1,045,868	1,017,007	1,052,797				2,062,875
DEPRECIATION	0	0	0				0
OTHER (INCOME) EXPENSE*	79,421	79,421	79,421				158,842
OTHER ITEMS	0	0	0				0
TOTAL INT, DEPR & OTHER ITEMS	1,125,289	1,096,428	1,132,218	0	0	0	2,221,717
NET INCOME BEFORE TAXES	-1,125,289	-1,096,753	-1,132,218	0	0	0	-2,222,042
FEDERAL INCOME TAXES							0

NET INCOME (LOSS) (MOR-1)	($1,125,289)	($1,096,753)	($1,132,218)	0	0	0	($2,222,042)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Amortization of deffered financing costs

MOR-6

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	0	0	0				0
TOTAL COST OF REVENUES	0	0	0				0
GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0				0
General & Administrative	975,044	1,044,356	720,955				2,019,400
Other	0	0	0				0

TOTAL OPERATING EXPENSES	975,044	1,044,356	720,955	0	0	0	2,019,400

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-975,044	-1,044,356	-720,955	0	0	0	-2,019,400
INTEREST EXPENSE	0	0	0				0
DEPRECIATION	0	4,848	4,079				4,848
OTHER (INCOME) EXPENSE	-11	0	-6,107				-11
OTHER ITEMS	0	0	0				0

TOTAL INT, DEPR & OTHER ITEMS	-11	4,848	-2,028	0	0	0	4,837

NET INCOME BEFORE TAXES	-975,033	-1,049,204	-718,927	0	0	0	-2,024,237
FEDERAL INCOME TAXES	0	0	0				0

NET INCOME (LOSS) (MOR-1)	($975,033)	($1,049,204)	($718,927)	0	0	0	($2,024,237)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	1,480,932	1,555,902	1,757,039				3,036,834
TOTAL COST OF REVENUES	1,425,928	1,523,179	1,526,373				2,949,107
GROSS PROFIT	55,004	32,723	230,666	0	0	0	87,727
OPERATING EXPENSES:
Selling & Marketing	0	0	0				0
General & Administrative	975,044	1,044,358	711,526				2,019,402
Other	0	0	0				0
TOTAL OPERATING EXPENSES	975,044	1,044,358	711,526	0	0	0	2,019,402
INCOME BEFORE INT, DEPR/TAX (MOR-1)	-920,040	-1,011,635	-480,860	0	0	0	-1,931,675
INTEREST EXPENSE	0	0	0.00				0
DEPRECIATION	788,885	602,994	573,898				1,391,879
OTHER (INCOME) EXPENSE	0	0	-23				0
OTHER ITEMS*	196,404	196,404	196,404				392,808
TOTAL INT, DEPR & OTHER ITEMS	985,289	799,398	770,279	0	0	0	1,784,687
NET INCOME BEFORE TAXES	-1,905,329	-1,811,033	-1,251,139	0	0	0	-3,716,362
FEDERAL INCOME TAXES	0	0.00	0.00				0

NET INCOME (LOSS) (MOR-1)	($1,905,329)	($1,811,033)	($1,251,139)	0	0	0	($3,716,362)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Accretion of Asset Retirement Obligations

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10336

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0				$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0				$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0				$0
5. SALE OF ASSETS	$0	$0	$0				$0
6. OTHER (attach list)	$0	$0	$0				$0
TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0
DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0				$0
8. PAYROLL TAXES PAID	$0	$0	$0				$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0				$0
10. SECURED/RENTAL/LEASES	$0	$0	$0				$0
11. UTILITIES & TELEPHONE	$0	$0	$0				$0
12. INSURANCE	$0	$0	$0				$0
13. INVENTORY PURCHASES	$0	$0	$0				$0
14. VEHICLE EXPENSES	$0	$0	$0				$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0				$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0				$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0				$0
18. OTHER (attach list)	$0	$0	$0				$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0				$0
20. U.S. TRUSTEE FEES	$0	$0	$0				$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0				$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$171,197	$2,928,419	$1,363,035	$0	$0	$0	$171,197
RECEIPTS:
2. CASH SALES	1,768,583	1,460,543	1,642,422				4,871,548
3. COLLECTION OF ACCOUNTS RECEIVABLE	0	0	0				0
4. LOANS & ADVANCES (attach list)	3,000,000	0	960,000				3,960,000
5. SALE OF ASSETS	0	4,000	16,000				20,000
6. OTHER (attach list)	0	0	0				0
TOTAL RECEIPTS	4,768,583	1,464,543	2,618,422	0	0	0	8,851,548
DISBURSEMENTS:
7. NET PAYROLL	459,120	454,227	490,510				1,403,856
8. PAYROLL TAXES PAID	0	0	0				0
9. SALES, USE & OTHER TAXES PAID	320,326	150,566	105,211				576,103
10. SECURED/RENTAL/LEASES	0	0	0				0
11. UTILITIES & TELEPHONE	0	0	0				0
12. INSURANCE	267,688	355,633	250,572				873,893
13. INVENTORY PURCHASES	0	0	0				0
14. VEHICLE EXPENSES	0	0	0				0
15. TRAVEL & ENTERTAINMENT	0	0	0				0
16. REPAIRS, MAINTENANCE & SUPPLIES	48,177	948,606	810,078				1,806,861
17. REVENUES & ROYALTIES	614,927	231,720	362,841				1,209,489
18. ADMINISTRATIVE & SELLING	33,722	207,255	194,828				435,804
19. OTHER (attach list)	0	0	0				0

TOTAL DISBURSEMENTS FROM OPERATIONS	1,743,960	2,348,006	2,214,040	0	0	0	6,306,007

20. PROFESSIONAL FEES	155,574	647,939	253,402				1,056,915
21. U.S. TRUSTEE FEES	0	0	10,400				10,400
22. OTHER REORGANIZATION EXPENSES	111,827	33,981	0				145,808

TOTAL DISBURSEMENTS	2,011,362	3,029,927	2,477,842	0	0	0	7,519,130

23. NET CASH FLOW	2,757,222	-1,565,384	140,580	0	0	0	1,332,418
24. CASH - END OF MONTH (MOR-2)	2,928,419	1,363,035	1,503,615	0	0	0	5,795,069

MOR-7

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0				$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0				$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0				$0
5. SALE OF ASSETS	$0	$0	$0				$0
6. OTHER (attach list)	$0	$0	$0				$0
TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0
DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0				$0
8. PAYROLL TAXES PAID	$0	$0	$0				$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0				$0
10. SECURED/RENTAL/LEASES	$0	$0	$0				$0
11. UTILITIES & TELEPHONE	$0	$0	$0				$0
12. INSURANCE	$0	$0	$0				$0
13. INVENTORY PURCHASES	$0	$0	$0				$0
14. VEHICLE EXPENSES	$0	$0	$0				$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0				$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0				$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0				$0
18. OTHER (attach list)	$0	$0	$0				$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0				$0
20. U.S. TRUSTEE FEES	$0	$0	$0				$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0				$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

CASH ACCOUNT RECONCILIATION
MONTH OF May 2015

BANK NAME ACCOUNT NUMBER ACCOUNT TYPE	BMO Harris Bank #2175 OPERATING	BMO Harris Bank #2209 CASH CALL	BMO Harris Bank #2227 ADE. ASSURANCE	BMO Harris Bank #2217 INSURANCE	BMO Harris Bank #2191 REVENUE	BMO Harris Bank #2183 PAYABLE - ZBA ACCT	Petty Cash N/A PETTY CASH	Prosperity Bank #5258 PAYABLE	Prosperity Bank #2831 OPERATING	Prosperity Bank #5266 REVENUE	BBVA Compass Bank #0599 REVENUE	BBVA Compass Bank #9028 INSURANCE	BBVA Compass Bank #0572 MASTER	BBVA Compass Bank #7298 INTERMEDIARY	TOTAL
BANK BALANCE	$1,845,026	$—	$15,000	$7,712	$398,938	$—	$400	$—	$—	$8,069	$3,635	$8,449	$—	$—	$2,287,230
DEPOSITS IN TRANSIT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OUTSTANDING CHECKS	$—	$—	$—	$7,712	$182,667	$577,673	$—	$—	$—	$2,320	$4,792	$8,449	$—	$—	$783,614
ADJUSTED BANK BALANCE	$1,845,026	$—	$15,000	$—	$216,271	$(577,673)	$400	$—	$—	$5,749	$(1,157)	$0	$—	$—	$1,503,616
BEGINNING CASH - PER BOOKS	$1,908,654	$90,480	$15,000	$—	$142,721	$(1,170,008)	$—	$—	$306,120	$69,934	$(7,176)	$—	$—	$7,309	$1,363,035
RECEIPTS	$2,586,698	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$31,724	$—	$2,618,422
TRANSFERS OUT OF ACCOUNT	$(2,632,516)	$(90,480)	$—	$—	$—	$(4,145)	$—	$(400)	$(306,100)	$(64,169)	$—	$—	$(30,433)	$(7,309)	$(3,135,551)
TRANSFERS INTO ACCOUNT	$427,884	$—	$—	$20,647	$541,058	$2,139,124	$400	$400	$—	$20	$6,018	$—	$—	$—	$3,135,551
CHECKS/OTHER DISBURSEMENTS	$445,694	$—	$—	$20,647	$467,508	$1,542,645	$—	$—	$20	$37	$—	$—	$1,291	$—	$2,477,842
ENDING CASH - PER BOOKS	$1,845,026	$—	$15,000	$—	$216,271	$(577,673)	$400	$—	$—	$5,749	$(1,157)	$—	$—	$—	$1,503,615

MOR-8

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH
1. James A Watt/ Salary & 401k	48,583	48,583	48,583
2. Frank T. Smith/ Salary & 401k	29,062	29,062	29,062
3. Hal L. Bettis/ Salary & 401k	29,062	29,062	29,062
4. Richard H. Mourglia/ Salary & 401k	25,617	25,617	25,617
5.
6.

TOTAL INSIDERS (MOR-1)	132,323	132,323	132,323	0	0	0

PROFESSIONALS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH	MONTH	MONTH
1. Holland and Knight	20,000	0	0
2. Mayer Brown, LLP	135,574	0	249,090
3. FTI Consulting	0	159,480	0
4. CTMI, LLC	0	12,500	0
5. Donald Martin	0	55,234	0
6. Deloitte CRG	0	129,074	0
7 Haynes and Boone	0	226,439	0
8 Prime Clerk	0	65,212	4,312

TOTAL PROFESSIONALS (MOR-1)	155,574	647,939	253,402	0	0	0

MOR-9